Taxes on Income	12 Months Ended
Dec. 31, 2021
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 9 - TAXES ON INCOME:

a.	Corporate taxation

The income of the Company, Safe-T, NetNut and CyberKick is taxed at the regular corporate tax rate in Israel, which is 23%.

Safe-T Inc. and iShield Inc are taxed at a regular U.S. federal tax rate of 21% for the tax years 2021, 2020 and 2019. For the year ended December 31, 2020, Safe-T Inc. and NNNW filed a consolidated tax return, with NNNW’s taxation period starting from its acquisition date by Safe-T Inc.

Spell Me Ltd. has a 0% business tax rate based on Seychelles tax regime, as long as its profits derived outside of Seychelles.

b.	Tax assessments

Tax assessments filed by the Company and Safe-T through 2016 are considered final. The tax assessment filed by the Safe-T Inc. by 2017 is considered final. NetNut, NNNW, CyberKick, iShield and Spell Me have not received tax assessments since their incorporation.

c.	Carryforward tax losses

Carryforward tax losses in Israel of the Company amounted to approximately $7.4 million and $3.9 million as of December 31, 2021 and 2020, respectively.

Carryforward tax losses in Israel of Safe-T amounted to approximately $44 million and $38.5 million as of December 31, 2021 and 2020, respectively.

Carryforward tax losses in Israel of NetNut amounted to approximately $4.8 million and $1.6 million as of December 31, 2021 and 2020, respectively.

Carryforward tax losses in Israel of CyberKick amounted to approximately $1.1 million as of December 31, 2021.

Carryforward tax losses in Israel has no expiration date.

Deferred tax assets on losses for tax purposes carried forward to subsequent years are recognized if utilization of the related tax benefit against a future taxable income is expected.

d.	Deferred taxes

	Property and equipment, net	Intangible assets, net	Carryforward tax losses	Total
	U.S. dollar in thousands

Balance as of January 1, 2021	(10)	(783)	-	(793)
Changes during the year:
Initial recognition due to business combination	-	(825)	-	(825)
Taxes on income	10	541	422	973
Balance as of December 31, 2021	-	(1,067)	422	(645)

Balance as of January 1, 2020	(33)	(1,007)	-	(1,040)
Changes during the year:
Taxes on income	23	224	-	247
Balance as of December 31, 2020	(10)	(783)	-	(793)

Balance as of January 1, 2019	-	-	-	-
Initial recognition due to business combination	(46)	(1,129)	149	(1,026)
Changes during the year:
Taxes on income	13	122	(149)	(14)
Balance as of December 31, 2019	(33)	(1,007)	-	(1,040)

e.	Theoretical tax reconciliation

Following is a reconciliation of the theoretical taxes on income, assuming all income is taxed at the regular tax rates applicable to companies in Israel (see section a above) and the actual tax expense:

	Year ended December 31
	2021		2020		2019
	%	U.S. dollars in thousands	%	U.S. dollars in thousands	%	U.S. dollars in thousands

Loss before taxes on income, as reported in the statement of profit or loss	23	14,070	23	8,091	23	12,975
Theoretical taxes on income		(3,236)		(1,861)		(2,984)
Increase in taxes resulting from permanent differences - non-deductible expenses		311		86		1,039
Increase in taxes resulting from losses in the reported year for which deferred taxes were not recognized		1,980		1,529		1,968
Taxes on income		(945)		(246)		23